UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

FULGENT GENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4978 Santa Anita Avenue, Suite 205 Temple City, California	91780
(Address of Principal Executive Offices)	(Zip Code)

(626) 350-0537

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FLGT	The Nasdaq Stock Market (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2019, the Board of Directors (the “Board”) of Fulgent Genetics, Inc. (the “Company”) increased the authorized size of the Board from four authorized seats to five authorized seats and appointed Linda Marsh to serve as a member of the Board. Ms. Marsh was also appointed to serve as a member of the Audit, Nominating and Compensation Committees of the Board.

Ms. Marsh will be compensated in accordance with the terms of the Company’s Director Compensation Program. In accordance with the Director Compensation Program, Ms. Marsh received an initial option to purchase 20,000 shares of common stock of the Company (the “Common Stock”) upon her election to the Board, at an exercise price of $7.56, the closing share price of the Common Stock on the Nasdaq Stock Market on August 1, 2019 (the “Initial Option Grant”). The shares subject to the Initial Option Grant vest over a period of four years, with 1/4th of such shares vesting 12 months after August 1, 2019, and 1/16th of such shares vesting at the end of every three-month period over the 36 months thereafter, subject to Ms. Marsh’s continued service as a director of the Company.

In connection with her election to the Board, Ms. Marsh entered into an Indemnification Agreement with the Company on substantially the same form of indemnification agreement that the Company has entered into with its other directors, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-213469) filed with the SEC on September 2, 2016. The Indemnification Agreement provides that the Company will indemnify Ms. Marsh for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service as a director.

There are no other arrangements or understandings between Ms. Marsh and any other person pursuant to which Ms. Marsh was elected as a director.

A copy of the press release announcing Ms. Marsh’s appointment to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Fulgent Genetics, Inc., dated August 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019	FULGENT GENETICS, INC.

	By:	/s/ Paul Kim
Name: Paul Kim
Title: Chief Financial Officer